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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Base Ten Systems, Inc. on Amendment No. 1 to Form S-3 of our report dated December 23, 1996, appearing in the Annual Report on Form 10-K/A of Base Ten Systems, Inc. for the year ended October 31, 1996.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
April 2, 1997



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